UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

WHITE ELECTRONIC DESIGNS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-4817	35-0905052
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 437-1520

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On December 23, 2009, the Audit Committee (the “Audit Committee”) of the Board of Directors of White Electronic Designs Corporation (the “Company”) approved a decision that the Company would not be renewing its engagement of Grant Thornton LLP (“Grant Thornton”) for the audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2010 and the Company officially notified Grant Thornton of their dismissal on December 29, 2009.

Grant Thornton audited the Company’s consolidated financial statements for the two most recent fiscal years ended September 30, 2009 and September 27, 2008. During Grant Thornton’s engagement by the Company for the Company’s two most recent fiscal years:

•
Grant Thornton’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended September 30, 2009 and September 27, 2008, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; and

•
The Company did not have any disagreements (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make a reference to the subject matter of the disagreements in connection with its reports.

•	There were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the disclosure contained in this Current Report on Form 8-K prior to the date of filing and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter will be provided by Grant Thornton and will be filed as an Exhibit in an amendment to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has been selected and appointed by the Audit Committee to replace Grant Thornton as the new independent registered public accounting firm for the Company. The appointment of KPMG was effective as of December 23, 2009. This appointment is subject to KPMG successfully completing its client acceptance procedures. In deciding to select KPMG, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence. The Company did not engage KPMG in any prior consultations during the Company’s fiscal years ended September 30, 2009 and September 27, 2008 or the subsequent period through the date of the filing of this current report on Form 8-K regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: December 30, 2009

By: /s/ Roger A. Derse
Roger A. Derse
Vice President and Chief Financial Officer